UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-02281
THE HARTFORD INCOME SHARES FUND, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: July 31st
Date of reporting period: August 1, 2007 — July 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

JULY 31, 2008

The Hartford Income Shares Fund, Inc.

Annual Report

THE HARTFORD

The Hartford Income Shares Fund, Inc. Annual Report

Contents

Manager Discussion	1

Schedule of Investments	3

Statement of Assets and Liabilities	7

Statement of Operations	7

Statement of Changes in Net Assets	8

Notes to Financial Statements	9

Financial Highlights	12

Report of Independent Registered Public Accounting Firm	13

Directors and Officers	14

Important Tax Information	17

Dividend Reinvestment Plan	18

Managed Distribution Policy	19

Changes to Investment Policy	19

•	Toll-free personal assistance

–Customer Service

–(888) 483-0972

–	8:00 a.m. to 5:00 p.m. CT, Monday through Friday

How to use this report

For a quick overview of The Hartford Income Shares Fund, Inc. (the “Fund”) performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the Fund invests, and the pie chart shows a breakdown of the Fund’s assets by sector. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in the Fund. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it’s designed to help you meet your financial goals.

Highlights

The Hartford
Income Shares Fund,
Inc.

July 31, 2008
Total net assets (000’s Omitted)	$85,879
Market price per share	$6.09
Shares outstanding (000’s Omitted)	13,060

For the year ended July 31, 2008:
Net Asset Value per share:
Beginning of Year	$7.82
End of year	$6.58

Distributions from net investment income:
Total dividends declared (000’s Omitted)	$7,196
Dividends per share	$0.55

Certifications

In December 2007, the Fund’s principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund’s principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund’s Form N-CSR filings and are available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2008 are available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Income Shares Fund, Inc

(Subadvised by Hartford Investment Management Company)

Portfolio Managers
Mark Niland

Charles Moon and Jeffrey S. MacDonald no longer serve as portfolio managers of the Fund.

Portfolio Composition by Sector as of July 31, 2008

Top 10 Holdings as of
July 31, 2008

		Percent of
Bonds		Net Assets

1.	Time Warner Entertainment Co., L.P. (8.38%) 2033	3.2%
2.	Farmers Exchange Capital (7.20%) 2048	2.8%
3.	American Airlines, Inc. (7.86%) 2011	2.7%
4.	ILFC E-Capital Trust II (6.25%) 2065	2.5%
5.	JP Morgan Chase Capital XX (6.55%) 2036	2.4%
6.	AT&T Corp. (8.00%) 2031	2.3%
7.	Continental Airlines, Inc. (8.05%) 2020	2.2%
8.	Embarq Corp. (8.00%) 2036	2.1%
9.	Union Carbide Corp. (7.75%) 2096	2.1%
10.	Cingular Wireless Services, Inc. (8.75%) 2031	2.0%

How did the Fund perform?

The Hartford Income Shares Fund, Inc. (the “Fund”) returned -8.98% at net asset value (“NAV”) and -11.28% at market price for the twelve-month period ended July 31, 2008, underperforming the Lehman Brothers Aggregate Bond Index, a benchmark for domestic investment-grade bonds, which returned 6.15% over the same period. The Fund underperformed the 1.14% return of the average fund in the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Credit risk assets underperformed for the twelve-month period under review as losses generated by subprime mortgages and other asset-backed securities spread to the Finance sector in the form of substantial write-downs. As large money center banks have turned inward to address their related asset quality issues, credit availability has become progressively tighter, raising the potential for a general downward migration of the creditworthiness of any corporate issuer that is in need of capital as well as the prospect that corporate defaults will rise materially. In this environment, the fact that the Fund was underweighted (i.e. the Fund’s sector position was less than the benchmark position) in U.S. Treasury securities adversely affected its benchmark-relative performance (i.e. performance of the Fund as measured against the benchmark). During the twelve-month period under review, the U.S. Treasury component of the benchmark Lehman Brothers Aggregate Bond Index posted a total return of 8.99%, easily outpacing every other sector, including the speculative-grade and higher-yielding investment-grade corporate bonds in which the Fund has invested in seeking to meet its objective of providing a high level of current income. On average, the Fund’s weighting in U.S. Treasuries was less than 1% versus a benchmark weighting of 22.41%.

The returns of the Fund’s investment-grade corporate bond holdings lagged those of the benchmark. The Fund held a significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to investment-grade corporate bonds, with an average weighting of 67.11% versus a benchmark weighting of 21.94%. The Fund’s overweight to the Financial sector within this allocation, specifically capital securities issued by financial firms, was the primary source of underperfomance. Security selection within the sector also proved to be a limiting factor, as securities issued by CIT Group, a financial services firm, International Lease Finance Corporation (a subsidiary of American International Group) and Farmers Insurance (a subsidiary of Zurich Financial Services) were caught up in the volatility that has surrounded financial firms in recent months.

The other significant overweight for the Fund was an out-of-benchmark allocation to high yield corporate bonds, which had an average weighting of 25.55% during the period. In general, the high yield corporate sector lagged the broad bond market and the Fund’s allocation to the sector hindered relative performance. Security selection also detracted from performance, particularly holdings of General Motors Acceptance Corp. (“GMAC”) and Charter Communications, two of the largest issuers within the market that suffered from considerable negative investor sentiment over the course of the period. GMAC was dragged down by subsidiary Residential Capital, a home mortgage originator and servicer that experienced credit problems in its portfolio of home loans. Charter Communications, a cable company that has historically been one of the market’s more volatile issuers due to its leveraged balance sheet, suffered in the wake of the rise in risk aversion that has gripped the market.

An overweight in asset-backed securities (ABS) also hindered relative returns during the period. Within the sector, the Fund’s holdings of fixed-rate home equity securities continued to suffer. While our ABS team is comfortable with the fundamental characteristics of the collateral underlying our securities (performing generally in line with original expectations from a delinquency and default perspective), loan-to-value ratios have deteriorated, which has reduced some of the credit protection for our positions. The Fund’s ABS position averaged 3.80% over the period, versus a benchmark weighting of 0.86%.

What is your outlook?

The general market consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near-term. As such, we expect the Federal Reserve Board to hold rates steady over the next few months.

Corporate credit defaults are clearly heading upward, as some of the more aggressively underwritten deals that were originated in 2005 through early 2007 are beginning to experience difficulties as the economy cools. In addition, the high yield market is absorbing a rising percentage of “fallen angels”, or former investment-grade credits that have migrated down to the speculative-grade ranks, which have a higher tendency to default. As such, we expect the default rate to rise to a level in line with the long-term average of roughly 4.5% by year end. An important determinant of the extent of this current wave of defaults will likely be a function of corporate liquidity and cash flows. The Financial sector along with the Consumer Discretionary sector have felt the most pain so far this cycle but there is now clear evidence that the weakness is beginning to spread to the Transportation sector, as well as other sectors that are heavily dependent on energy as an input to their cost structures. The second-quarter’s earnings season will shed some important light on how severe this weakness is likely to be.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 2.9%
	Finance — 2.9%
	Bayview Commercial Asset Trust
$4,723	7.00%, 07/25/2037 (H)(O)	$482
7,248	7.18%, 01/25/2037 (H)(O)	645
	Bayview Financial Acquisition Trust
500	4.61%, 05/28/2037 (A)(H)(L)	34
	CBA Commercial Small Balance Commercial Mortgage
4,822	7.25%, 07/25/2039 (H)(O)	463
4,273	9.75%, 01/25/2039 (H)(O)	459
	Credit-Based Asset Servicing and Securitization
92	2.73%, 05/25/2036 (H)(L)	73
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037 (H)	119
	Renaissance Home Equity Loan Trust
2,500	7.50%, 04/25/2037 — 06/25/2037 (H)	225

	Total asset & commercial mortgage backed securities (Cost $5,821)	$2,500

CORPORATE BONDS: INVESTMENT GRADE — 70.1%
	Basic Materials — 4.5%
	Newmont Mining Corp.
$500	8.63%, 05/15/2011	$540
	Olin Corp.
234	6.75%, 06/15/2016	230
	Phelps Dodge Corp.
250	9.50%, 06/01/2031	323
	Union Carbide Corp.
2,000	7.75%, 10/01/2096	1,800
	Westvaco Corp.
1,000	8.20%, 01/15/2030	940

		3,833

	Capital Goods — 1.3%
	Northrop Grumman Space & Mission Systems Corp.
1,000	7.75%, 06/01/2029	1,133

	Consumer Cyclical — 2.3%
	CRH America, Inc.
400	8.13%, 07/15/2018	404
	Delhaize America, Inc.
500	9.00%, 04/15/2031	574
	Federated Department Stores, Inc.
1,000	8.50%, 06/01/2010	1,029

		2,007

	Energy — 4.9%
	Anadarko Petroleum Corp.
235	6.45%, 09/15/2036	226
	Burlington Resources Finance Co.
850	9.13%, 10/01/2021	1,085
	ConocoPhillips Holding Co.
1,000	6.95%, 04/15/2029	1,077
	Halliburton Co.
750	5.63%, 12/01/2008	755
	Valero Energy Corp.
1,000	8.75%, 06/15/2030	1,054

		4,197

	Finance — 19.8%
	American Express Credit Corp.
358	6.80%, 09/01/2066	320
	Bank of America Corp.
450	8.00%, 12/29/2049 (L)	415
	CIT Group, Inc.
250	2.84%, 08/17/2009 (L)	229
2,000	6.10%, 03/15/2067 (L)	793
	Citigroup, Inc.
829	8.30%, 12/21/2057 (L)	757
	CNA Financial Corp.
1,000	7.25%, 11/15/2023	920
	Comerica Capital Trust II
888	6.58%, 02/20/2037 (L)	544
	Countrywide Financial Corp.
10	4.50%, 06/15/2010	9
16	5.80%, 06/07/2012	15
274	6.25%, 05/15/2016	236
	ERAC USA Finance Co.
1,000	8.00%, 01/15/2011 (I)	1,014
	Farmers Exchange Capital
3,000	7.20%, 07/15/2048 (I)	2,447
	Financial Security Assurance Holdings
333	6.40%, 12/15/2066 (I)(L)	193
	Goldman Sachs Capital Trust II
2,100	5.79%, 12/29/2049 (L)	1,390
	HSBC Finance Corp.
500	7.00%, 05/15/2012	519
	ILFC E-Capital Trust II
2,585	6.25%, 12/21/2065 (I)(L)	2,119
	JP Morgan Chase Capital XX
2,535	6.55%, 09/29/2036	2,076
	Liberty Mutual Group, Inc.
250	7.00%, 03/15/2034 (I)	216
	MONY Group, Inc.
1,000	8.35%, 03/15/2010	1,045
	State Street Capital Trust III
163	8.25%, 12/29/2049 (L)	164
	State Street Capital Trust IV
360	3.78%, 06/15/2037 (L)	268
	Travelers Property Casualty Corp.
1,000	7.75%, 04/15/2026	1,051
	Wachovia Corp.
210	7.98%, 02/28/2049 (L)	161
	Western Financial Bank
115	9.63%, 05/15/2012	119

		17,020

	Services — 11.4%
	COX Communications, Inc.
1,500	6.80%, 08/01/2028	1,485
	Electronic Data Systems Corp.
750	7.45%, 10/15/2029	786

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
July 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Services — (continued)
	FedEx Corp.
$1,000	7.84%, 01/30/2018	$1,030
	Hearst-Argyle Television, Inc.
1,000	7.00%, 01/15/2018	968
	News America Holdings, Inc.
1,500	8.88%, 04/26/2023	1,680
	Time Warner Entertainment Co., L.P.
2,550	8.38%, 07/15/2033	2,723
	Time Warner, Inc.
700	6.63%, 05/15/2029	632
	Waste Management, Inc.
500	7.13%, 12/15/2017	514

		9,818

	Technology — 14.4%
	AT&T Corp.
1,750	8.00%, 11/15/2031	1,988
	Cingular Wireless Services, Inc.
1,500	8.75%, 03/01/2031	1,747
	Comcast Cable Communications, Inc.
1,000	8.50%, 05/01/2027	1,137
	Embarq Corp.
2,000	8.00%, 06/01/2036	1,804
	Qwest Corp.
100	6.88%, 09/15/2033	75
	Raytheon Co.
1,000	7.20%, 08/15/2027	1,079
	Sprint Capital Corp.
1,500	6.88%, 11/15/2028	1,189
	Tele-Communications, Inc.
1,500	9.80%, 02/01/2012	1,686
	Telus Corp.
400	8.00%, 06/01/2011	426
	Tyco International Group S.A.
1,250	7.00%, 12/15/2019 (I)	1,242

		12,373

	Transportation — 9.5%
	American Airlines, Inc.
2,500	7.86%, 10/01/2011	2,300
	Continental Airlines, Inc.
974	6.80%, 08/02/2018	740
1,387	7.71%, 04/02/2021	1,207
1,000	7.92%, 05/01/2010	965
2,005	8.05%, 11/01/2020	1,887
	Norfolk Southern Corp.
1,000	8.63%, 05/15/2010	1,069

		8,168

	Utilities — 2.0%
	CMS Panhandle Holding Co.
1,000	7.00%, 07/15/2029	927
	FirstEnergy Corp.
750	6.45%, 11/15/2011	766

		1,693

	Total corporate bonds: investment grade (Cost $60,778)	$60,242

CORPORATE BONDS: NON-INVESTMENT GRADE — 21.1%
	Basic Materials — 0.1%
	Olin Corp.
$66	9.13%, 12/15/2011	$70

	Capital Goods — 0.2%
	Briggs & Stratton Corp.
170	8.88%, 03/15/2011	170

	Consumer Cyclical — 0.2%
	Dillard’s, Inc.
120	6.63%, 01/15/2018	85
85	7.13%, 08/01/2018	61

		146

	Finance — 4.1%
	Ford Motor Credit Co.
1,200	5.70%, 01/15/2010	1,034
	General Motors Acceptance Corp.
1,750	5.63%, 05/15/2009	1,593
	Qwest Capital Funding, Inc.
750	6.50%, 11/15/2018	578
	Washington Mutual Preferred Funding
1,000	6.53%, 12/29/2049 (I)	300

		3,505

	Health Care — 0.5%
	Rite Aid Corp.
750	9.50%, 06/15/2017	482

	Services — 6.8%
	Belo Corp.
1,500	7.25%, 09/15/2027	1,110
	Clear Channel Communications, Inc.
750	7.65%, 09/15/2010	705
	Dex Media West LLC, Inc.
750	9.88%, 08/15/2013	589
	Harrah’s Operating Co., Inc.
965	10.75%, 02/01/2016 (I)	729
	Idearc, Inc.
500	8.00%, 11/15/2016	227
	Liberty Media Corp.
1,000	8.50%, 07/15/2029	885
	Mandalay Resort Group
250	7.63%, 07/15/2013	205
	MGM Mirage, Inc.
1,000	8.50%, 09/15/2010	962
	TL Acquisitions, Inc.
500	10.50%, 01/15/2015 (I)	440

		5,852

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
July 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Technology — 7.0%
	CCH I Holdings LLC
$3,000	9.92%, 04/01/2014	$1,605
	Citizens Communications Co.
500	9.00%, 08/15/2031	442
	Intelsat Bermuda Ltd.
920	11.25%, 06/15/2016	954
	Lucent Technologies, Inc.
1,500	6.45%, 03/15/2029	1,058
	Mediacom LLC
1,500	7.88%, 02/15/2011	1,395
	Nortel Networks Corp.
650	6.88%, 09/01/2023	460
	PanAmSat Corp.
100	6.88%, 01/15/2028	77

		5,991

	Transportation — 0.5%
	Delta Air Lines, Inc.
457	10.50%, 04/30/2016 (H)	194
	Royal Caribbean Cruises Ltd.
250	7.00%, 06/15/2013	222

		416

	Utilities — 1.7%
	El Paso Corp.
1,000	8.05%, 10/15/2030	1,015
	Texas Competitive Electric Co.
500	10.25%, 11/01/2015 (I)	500

		1,515

	Total corporate bonds: non-investment grade (Cost $20,601)	$18,147

U.S. GOVERNMENT AGENCIES — 0.6%
	Federal Home Loan Mortgage Corporation — 0.0%
	Mortgage Backed Securities:
$9	9.00%, 2022	$10
14	10.50%, 2017	16
1	11.25%, 2010	1
5	11.50%, 2015	6
6	11.75%, 2010	6

		39

	Federal National Mortgage Association — 0.1%
	Mortgage Backed Securities:
54	8.00%, 2024-2025	59
12	10.50%, 2017	14
23	11.00%, 2011-2018	26
9	12.00%, 2014	10
12	12.50%, 2015	13

		122

	Government National Mortgage Association — 0.2%
	Mortgage Backed Securities:
49	9.00%, 2021	54
64	9.50%, 2020	72

		126

	Other Government Agencies — 0.3%
	Small Business Administration Participation Certificates:
210	5.54%, 2026	211

	Total U.S. government agencies (Cost $476)	$498

U.S. GOVERNMENT SECURITIES — 1.3%
	U.S. Treasury Securities — 1.3%
	U.S. Treasury Bonds:
$215	4.75%, 2037	$219
	U.S. Treasury Notes:
570	3.88%, 2018	565
319	4.63%, 2012	337

		902

	Total U.S. government securities (Cost $1,106)	$1,121

Shares

COMMON STOCK — 0.2%
	Consumer Cyclical — 0.0%
1	Hosiery Corp. of America, Inc. Class A (A)(D)(H)	$—

	Technology — 0.1%
—	AboveNet, Inc. (D)	11
2	Global Crossing Ltd. (D)	25
—	XO Holdings, Inc. (D)	—

		36

	Transportation — 0.1%
12	Delta Air Lines, Inc. (D)	92

	Total common stock (Cost $75)	$128

WARRANTS — 0.0%
	Technology — 0.0%
—	AboveNet, Inc. (D)(H)	$5
—	XO Holdings, Inc. (D)(H)	—

	Total warrants (Cost $—)	$5

PREFERRED STOCK — 1.2%
	Finance — 1.2%
55	Federal Home Loan Mortgage Corp., 8.38%	$939
6	Federal National Mortgage Association, 8.25%	105

	Total preferred stock (Cost $1,482)	$1,044

	Total long-term investments (Cost $90,339)	$83,685

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
July 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value(W)

SHORT-TERM INVESTMENTS — 0.5%
	U.S. Treasury Bills — 0.5%
$400	1.99%, 09/11/2008 (M)(S)		$399

	Total short-term investments (Cost $399)		$399

	Total investments (Cost $90,738) (C)	97.9%	$84,084
	Other assets and liabilities	2.1%	1,795

	Total net assets	100.0%	$85,879

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.74% of total net assets at July 31, 2008.

(C)	At July 31, 2008, the cost of securities for federal income tax purposes was $90,803 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,942
Unrealized Depreciation	(10,661)

Net Unrealized Depreciation	$(6,719)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at July 31, 2008, was $34, which represents 0.04% of total net assets.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2008, was $9,200, which represents 10.71% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at July 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may be considered illiquid if the security lacks a readily available market.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007 – 10/2007	—	AboveNet, Inc. Warrants	$—
05/2007	$4,723	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	674
12/2006	$7,248	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	778
04/2007	$500	Bayview Financial Acquisition Trust, 4.61%, 05/28/2037	500
05/2007	$4,822	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	416
11/2006	$4,273	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	400
07/2007	$92	Credit-Based Asset Servicing and Securitization, 2.73%, 05/25/2036 - 144A	90
10/1996 – 12/2007	$457	Delta Air Lines, Inc., 10.50%, 04/30/2016	462
10/1994	1	Hosiery Corp. of America, Inc. Class A - 144A	8
03/2007	$1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	877
03/2007 – 05/2007	$2,500	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	2,086
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at July 31, 2008 was $2,699 which represents 3.14% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at July 31, 2008.

Futures Contracts Outstanding at July 31, 2008

	Number of		Expiration	Unrealized
Description	Contracts*	Position	Month	Depreciation

10 Year U.S. Treasury Note	106	Short	Sep 2008	$284

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Distribution by Credit Quality

 as of July 31, 2008

Percentage of
Long-Term
Rating	Holdings (Q)

AAA	4.5
AA	3.9
A	19.3
BBB	50.2
BB	7.7
B	8.7
CCC	5.3
NR	0.4

Total	100.0%

(Q)	Split rated bonds are categorized using the highest rating.

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Assets and Liabilities
July 31, 2008
(000’s Omitted)

Assets
Investments in securities, as detailed in the accompanying schedule, at market (cost $90,738) (see Note 2b)	$84,084
Cash on deposit with custodian	861
Receivables:
Investment securities sold	27
Interest and dividends	1,779

Total assets	86,751

Liabilities
Dividend payable ($0.056 per share)	731
Payables:
Investment management fees (See note 5)	7
Variation margin (See note 3)	76
Accounts payable and accrued expenses	58

Total liabilities	872

Net assets	$85,879

Compositions of Net Assets
Net proceeds of capital stock, par value $.001 per share-authorized 1,000,000 shares; 13,060 shares outstanding	$115,373
Unrealized depreciation of investments and futures	(6,938)
Accumulated net realized loss from sale of investments and futures	(22,703)
Accumulated undistributed net investment income	147

Total Net Assets	$85,879

Net Asset Value Per Share	$6.58

The Hartford Income Shares Fund, Inc.
Statement of Operations
For the Year Ended July 31, 2008
(000’s Omitted)

Net Investment Income:
Interest income	$8,255

Expenses
Investment management fees (see Note 5)	595
Legal and auditing fees	205
Custodian fees	20
Shareholders’ notices and reports	67
Directors’ fees and expenses	2
Exchange listing fees	25
Other	6

Total expenses	920

Expense offset (see Note 5)	(8)

Total net expenses	912

Net Investment Income	7,343

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized loss on investments	(2,744)
Net realized loss on futures	(1,215)
Net change in unrealized depreciation of investments	(12,239)
Net change in unrealized depreciation of futures	(171)

Net Loss on Investments and Futures	$(16,369)

Net Decrease in Net Assets Resulting from Operations	$(9,026)

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statements of Changes in Net Assets
(000’s Omitted)

	For the Year Ended	For the Year Ended
	July 31,	July 31,
	2008	2007
Operations:
Net investment income	$7,343	$7,122
Net realized gain (loss) on investments and futures	(3,959)	4,670
Net change in unrealized depreciation of investments and futures	(12,410)	(3,114)

Net increase (decrease) in net assets resulting from operations	(9,026)	8,678

Distributions to Shareholders
From net investment income	(7,196)	(7,193)

Capital Share Transactions:
Proceeds from 1 and 45 shares issued as a result of reinvested dividends, respectively	5	370

Total Increase (Decrease) in Net Assets	(16,217)	1,855
Net Assets:
Beginning of year	102,096	100,241

End of year	$85,879	$102,096

Accumulated undistributed net investment income	$147	$—

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2008
(000’s Omitted)

1.	Organization: The Hartford Income Shares Fund, Inc. (the “Fund”) is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

2.	Significant Accounting Policies: The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a) Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b) Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks principally traded on foreign markets the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value (“NAV”) of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund, if it is invested in foreign securities, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract is valued at the closing bid price as of the Valuation Time.

c) Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. As of July 31, 2008, the Fund had no outstanding repurchase agreements.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2008
(000’s Omitted)

d) Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of July 31, 2008, the Fund had no outstanding when-issued or forward commitments.

e) Illiquid and Restricted Securities — “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors.

f) Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

g) Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h) Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurement. FAS 157 is effective for the Fund’s financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated the impact of the standard and does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal year.

i) Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Indemnifications: Under the Fund’s organizational documents, the Fund shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., marked-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made,

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2008
(000’s Omitted)

additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of July 31, 2008.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. During the year ended July 31, 2008, the Fund had no transactions involving written options contracts.

4.	Federal Income Taxes:

a) Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2008. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the fiscal years ended July 31, 2008 and 2007, were ordinary income in the amounts of $7,066 and $7,191, respectively.

b) Reclassification of Capital Accounts: On the Fund’s Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss was decreased by $2,941 and paid-in-capital was decreased by $2,941.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$878
Accumulated loss	(22,922)
Unrealized depreciation*	(6,719)

Total accumulated deficit**	$(28,763)

*	The difference between book-basis and tax-basis unrealized depreciation is attributable to tax deferral of wash sales.

**	The primary difference between book and tax basis accumulated deficit relates to dividends payable to shareholders at year end.

c) Capital Loss Carryforward:

For federal income tax purposes, the Fund had capital loss carryforwards of $19,412 as of July 31, 2008, which, if not offset by subsequent capital gains, will expire in 2009 through 2016 as follows:

Carryforwards	Year Expires

$5,061	2009
4,710	2010
1,710	2011
5,026	2012
1,768	2013
524	2014
613	2016

As of July 31, 2008, the Fund elected to defer post October losses of $3,510.

For the tax year ended July 31, 2008, the Fund expired $2,941 of capital loss carryforwards.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2008
(000’s Omitted)

d) Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005 — 2007) and has determined there is no impact to the Fund’s financial statements.

5.	Expenses:

a) Payments to Related Parties — Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager for the Fund. Investment management fees are computed at an annual rate of 0.45% for the first $100 million of average monthly net assets and at an annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

As investment manager for the Fund, HIFSCO has retained Hartford Investment Management Company (“Hartford Investment Management”) to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general oversight of HIFSCO and the Fund’s Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund’s investment objectives and policies, including the purchase, retention and disposition of securities.

The Hartford Financial Services Group, Inc. (“The Hartford”) and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including Fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended July 31, 2008, a portion of the Fund’s Chief Compliance Officer’s salary was paid by the Fund. The amount paid was less than five hundred dollars and rounds to zero for this report. Hartford Administrative Services Company (“HASCO”), a wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

b) Expense Offset — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing account. For the year ended July 31, 2008, the custodian fee offset arrangement reduced expenses by $8. The total expense reduction represents an effective annual rate of 0.008% of the Fund’s average daily net assets. This amount is included on the fees paid indirectly line of the Fund’s Statement of Operations.

6.	Investment Transactions:

For the year ended July 31, 2008, the cost of purchases and proceeds from sales of securities (excluding short-term investments) were as follows:

Cost of purchases excluding U.S. Government obligations	$23,518
Sales proceeds excluding U.S. Government obligations	$24,367
Cost of purchases for U.S. Government obligations	$872
Sales proceeds for U.S. Government obligations	$754

Financial Highlights

	Year Ended July 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data (a)
Net asset value, beginning of year	$7.82	$7.70	$8.16	$7.93	$7.63
Operations:
Net investment income	0.55	0.55	0.56	0.56	0.56
Net realized and unrealized gain (loss) on investments	(1.24)	0.12	(0.47)	0.22	0.29

Total from operations	(0.69)	0.67	0.09	0.78	0.85

Distributions to shareholders:
From net investment income	(0.55)	(0.55)	(0.55)	(0.55)	(0.55)

Net asset value, end of year	$6.58	$7.82	$7.70	$8.16	$7.93

Per-share market value, end of year	$6.09	$7.43	$7.23	$7.88	$7.33
Ratios and Supplemental Data
Total investment return, market value (b)	(11.28%)	10.13%	(1.40%)	15.42%	12.75%
Total investment return, net asset value (c)	(8.98%)	8.77%	1.36%	10.46%	11.69%
Net assets end of year (000’s omitted)	$85,879	$102,096	$100,241	$106,034	$102,993
Ratio of gross expenses to average monthly net assets	0.96%	0.76%	0.78%	0.76%	0.82%
Ratio of net expenses (includes expense offset) to average monthly net assets	0.96%	0.76%	0.77%	0.75%	0.82%
Ratio of net investment income to average monthly net assets	7.69%	6.80%	7.12%	6.89%	7.05%
Portfolio turnover rate	23%	39%	20%	17%	13%

(a)	Information presented relates to a share of capital stock outstanding throughout the period.

(b)	Total investment return, market value is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(c)	Total investment return, net asset value is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Hartford Income Shares Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the Fund), as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 11, 2008

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director also serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which as of July 31, 2008, collectively consist of 102 funds. Correspondence may be sent to Directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, age, current position with the Fund and date first elected or appointed, principal occupation, and, for Directors, other directorships held.

Information on the aggregate remuneration paid to the Directors by the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but otherwise does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 1986, Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001, Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2000, Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. He is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL, Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 2007
Mr. Znamierowski has served as President of Hartford Investment Management Company (“Hartford Investment Management”) since 2001 and Director since 2002. Additionally, Mr. Znamierowski serves, as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Products Group in the Individual Markets Group segment. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors, LLC (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (age 45) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for Hartford Administrative Services Company (“HASCO”) and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 46) President since 2007
Mr. Walters currently serves as President, Chief Executive Officer and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division and as Co-Chief Operating Officer of HL, Inc. and as Executive Vice President and Director of its Investment Products Division. Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer, Manager and President of HIFSCO and HL Advisors.

Investment Manager	Hartford Investment Financial Services, LLC P.O. Box 1744, Hartford, CT 06144-1744

Investment Sub-Advisor	Hartford Investment Management Company 55 Farmington Avenue, Hartford, CT 06105

Transfer Agent	Hartford Administrative Services Company P.O. Box 64387, St. Paul, MN 55164

Dividend Disbursing Agent, Registrar and Sub-Transfer Agent	DST Systems, Inc. Kansas City, Missouri

Custodian	State Street Bank and Trust Company Boston, Massachusetts

Independent Registered Public Accounting Firm	Ernst & Young LLP Minneapolis, Minnesota

Market Price and NAV	The Hartford Income Shares Fund, Inc. is listed on the New York Stock Exchange with the ticker symbol “HSF”. The market price is carried daily in the financial pages of most newspapers and carried on Monday in the “Closed-End Funds” table which sets forth on a per share basis the previous week’s net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name “HrtfrdIncoFd”. The NAV is available daily via the internet using the ticker symbol “XHSFX”.

Important Tax Information (Unaudited)

The information needed by shareholders for income tax purposes will be sent in early 2009.

Monthly Dividends Paid

Date	Amount
August 2007	$0.046	Income
September 2007	0.045	Income
October 2007	0.045	Income
November 2007	0.045	Income
December 2007	0.045	Income
January 2008	0.045	Income
February 2008	0.045	Income
March 2008	0.045	Income
April 2008	0.045	Income
May 2008	0.045	Income
June 2008	0.045	Income
July 2008	0.045	Income

	$0.541

		Other
		Direct
		Federal	Other
	U.S. Treasury*	Obligations*	Securities	Total	QII**
Hartford Income Shares Fund, Inc.	0.65%	0.50%	98.85%	100.00%	95%

*	The income received from federal obligations.

**	Applicable for non-resident foreign shareholders only. These are the percentages of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) (QII) and as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) (QSTCG)

Dividend Reinvestment Plan (Unaudited)

Dividend Reinvestment Plan.  The Fund has adopted a dividend reinvestment plan (the “Plan”), which is open to all registered holders of the Fund’s common stock ( the “Common Stock”). New registered holders of the Common Stock shall be sent a notice by Hartford Administrative Services Company (“HASCO”) giving them an opportunity to participate in the Plan. A shareholder who elects to participate in the Plan will have his or her dividend and capital gain distributions automatically reinvested in additional whole or fractional shares of the Fund by HASCO; HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Fund’s sub-transfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date. Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent in writing at the address set forth in the last paragraph that they wish to participate in the Plan. Elections to participate in the Plan must be received by the Plan Agent at least 10 days prior to the record date of a dividend or distribution payment in order for such dividend or distribution payment to be included in the Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact their broker or nominee to determine whether and how they may participate in the Plan.

Under the Plan, the number of shares and the price per share that participants will receive as a shareholder of the Common Stock when the Fund’s Board of Directors declares a dividend or capital gain distribution will be calculated as follows:

1)	When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is greater than or equal to the NAV, the reinvestment price will be the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

2)	When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is less than the NAV, the Plan Agent will receive the dividend or distribution in cash and will purchase the Fund’s shares on the Exchange. It is possible that the market price for the Common Stock may increase to equal to or above the NAV before the Plan Agent has completed its purchases. In this event, the Plan Agent will suspend purchasing shares on the Exchange and the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market prior to the payment date. If the Plan Agent’s purchase requirements remain incomplete until 3 days before the payable date for the next dividend or distribution, the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

The Plan Agent will maintain all shareholders’ accounts in the Plan and supply written confirmation of the last fifteen transactions in the account, including information needed for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form. Any proxy shareholders receive will include all shares of Common Stock a participant has purchased or received under the Plan.

Automatically reinvesting dividends and distributions does not mean that a participant does not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.

Participants may terminate or partially withdraw from the Plan by giving written notice to the Plan Agent. Notice to terminate or partially withdraw from the Plan must be received by the Plan Agent at least 10 days prior to the record date for any subsequent dividend or distribution; otherwise, the notice will not be effective for such dividend or distribution. Upon termination of the Plan or partial withdrawal from the Plan, participants will receive certificates for whole common shares and a cash payment for all fractional shares.

There is no charge for reinvestment of dividends or distributions. However, all participants will bear a pro rata share of brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market purchases, when applicable, and participants for whose accounts shares are sold will bear a pro rata share of the brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market sales.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan, including requests for additional information or any questions about the Plan, should be directed to the Plan Agent at DST Systems, Inc., The Hartford Income Shares Fund, Inc., Attn: Closed End Funds, P.O. Box 219812, Kansas City, Missouri 64121-9812.

Managed Distribution Policy and Changes to Investment Policy (Unaudited)

Managed Distribution Policy

The Fund’s dividend policy is to distribute substantially all its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.

As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The Fund’s target rate of distribution is evaluated regularly and can change at any time.

Changes to Investment Policy

In May 2008, the Fund’s Board of Directors approved amendments to the Fund’s investment policies and restrictions to update the restrictions and to clarify their nature and scope. Among other things the revisions (i) eliminate the Fund’s 75% investment basket and replace it with a description of the Fund’s primary investment policies and any related restrictions; (ii) remove investment grade debt securities of foreign issuers and liquid, marketable 144A securities from the list of instruments in which the Fund may invest only up to 25% of its assets; (iii) impose a non-fundamental limit of 30% of the Fund’s assets on investments in foreign securities (other than securities of the governments of Canada or its Provinces); and (iv) increase from 5% to 10% the amount of its assets the Fund may invest in credit default swap agreements. In addition to amending the discussion of the Fund’s primary and secondary investments, the Board also approved certain changes to the Fund’s non-fundamental investment restrictions to update the restrictions to reflect current law and conform those restrictions to the investment policies that currently apply to the other funds advised by the Fund’s investment adviser and its affiliates. Under its revised non-fundamental investment restrictions, the Fund may not (the term “Company” in the policies set forth below refers to the Fund):

1.	Except as may be otherwise permitted by applicable law, purchase a security of an investment company if, as a result: (1) more than 10% of the total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Company, or (3) more than 5% of the Company’s total assets would be invested in any one such investment company. The investment companies in which the Company would invest may or may not be registered under the Investment Company Act of 1940, as amended. Securities in certain countries are currently accessible to the Company only through such investments. The investment in other investment companies is limited in amount by the Investment Company Act of 1940, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

2.	Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Company’s investment policies as set forth in its Prospectus, as they may be amended from time to time, and applicable law.

3.	Purchase securities on margin except to the extent permitted by applicable law. The deposit or payment by the Company of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Make short sales of securities or maintain a short position, except to the extent permitted by the Company’s Prospectus, as amended from time to time, and applicable law.

The changes to the Fund’s policies and restrictions do not change how the Fund invests.

The Hartford Income Shares Fund, Inc.
P.O. Box 64387
St. Paul, MN 55164-0387

PRESORTED
STANDARD
U.S. POSTAGE PAID
HARTFORD, CT
PERMIT NO. 285

THE HARTFORD

MFHTFDINC-8-08

Printed in U.S.A. © 2008 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer and controller. The Code of Ethics is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees: $39,300 for the fiscal year ended July 31, 2007; $40,200 for the fiscal year ended July 31, 2008.
(b) Audit Related Fees: No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Company’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended July 31, 2007 and 2008. Aggregate fees in the amount of $28,500 for the fiscal year ended July 31, 2007 and $28,551 for the fiscal year ended July 31, 2008 were billed by Ernst & Young to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.
(c) Tax Fees: The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2007 and 2008 were $3,650 and $3,800, respectively. No fees were billed by Ernst & Young for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2007 and 2008.
(d) All Other Fees: $0 for the fiscal years ended July 31, 2007 and July 31, 2008.
(e)(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.
(e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
(f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended July 31, 2008 were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.
(g) Non-Audit Fees: $969,519 for fiscal year ended July 31, 2007; $1,056,903 for fiscal year ended July 31, 2008.
(h) The registrant’s audit committee of the board of directors has considered whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Registrant has delegated the authority to vote proxies to Hartford Investment Management Company (“Hartford Investment Management”), registrant’s sub-adviser. The policies of Hartford Investment Management are attached as an exhibit.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since April 2001. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.
     (a)(2) The following table lists the number and types of other accounts sub-advised by the Hartford Investment Management manager and assets under management in those accounts as of July 31, 2008:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Mark Niland	4	$1,147,560	2	$47,170	4	$2,327,738
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS
     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Fund. Portfolio managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Hartford Investment Management. Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with the Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.
     Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with Fund’s primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.
     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy, which is described in Hartford Investment Management’s Form ADV. Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management’s Issue Resolution Council of any non-compliant transactions.
     (a) (3) COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.
     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.
     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.
     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based upon qualitatitive and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of the Fund and the benchmark by which the Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.
     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.
     All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.
     The benchmark by which the Fund’s performance is measured for compensation purposes is as follows: Lehman Brothers Aggregate Bond Index.
     (a)(4) The dollar range of equity securities beneficially owned by the Hartford Investment Management portfolio manager in the Fund, is as follows for the fiscal year ended July 31, 2008:

Dollar Range of Equity
Portfolio Manager	Fund Sub-Advised / Managed	Securities Beneficially Owned
Mark Niland	The Hartford Income Shares Fund, Inc.	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
INCOME SHARES FUND

	Total	Average	Shares purchased	Maximum number of
	SHARES	Price Paid	as part of public	of shares that may
Period	PURCHASED	per share	announced plan	yet be purchased
8/1/2007	10,870	7.4512	0	0
9/1/2007	10,529	7.6930	0	0
10/1/2007	10,841	7.4713	0	0
11/1/2007	11,495	7.0466	0	0
12/1/2007	11,005	7.0875	0	0
1/1/2008	11,154	6.9977	0	0
2/1/2008	10,899	6.9711	0	0
3/1/2008	11,298	6.7610	0	0
4/1/2008	10,710	6.9758	0	0
5/1/2008	10,904	6.8098	0	0
6/1/2008	11,604	6.3852	0	0
7/1/2008	14,684	6.2075	0	0
Total	135,993		0	0

Item 10. Submission of Matters to a Vote of Security Holders
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
12(a)(1)	Code of Ethics

12(a)(2)	Proxy Voting Policy

12(a)(3)	Audit Committee Pre-Approval Policies and Procedures

12(a)(4)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD INCOME SHARES FUND, INC.
Date: September 4, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: September 4, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: September 4, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

12(a)(1) Code of Ethics

12(a)(2) Proxy Voting Policy

12(a)(3) Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a)(4) Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b) Section 906 certification of principal executive officer and principal financial officer